Exhibit 10.27

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT #3 TO ETHICON-ADVANCED BIOHEALING SUPPLY AGREEMENT

The Ethicon-Advanced Biohealing Supply Agreement between Ethicon, Inc., a New Jersey corporation (acting by and through its Ethicon Products Worldwide Division) (“Ethicon”) and Advanced BioHealing, Inc. (the “Advanced BioHealing”) effective as of November 9, 2006, as amended, supplemented or modified from time to time (the “Agreement”), is hereby amended as provided below. All defined terms used but not defined in this amendment have the meaning given those terms in the Agreement.

The parties agree as follows:

1. Amendment of Paragraph 4 of the Agreement.

Paragraph 4 Price is hereby deleted in its entirety and replaced with the following:

Effective [***], and ending [***], the price for Mesh shall be $[***] per box.

2. Sole Source.

Advanced BioHealing shall not during the term of the Agreement contract with any alternative supplier to purchase products comparable to Mesh for the purpose of using such comparable mesh in the manufacture of Dermagraft for commercial sale.

3. Performance Rebate.

Advanced BioHealing is entitled to a rebate of [***]% of its Net Purchases during each [***] if, in such [***] Advanced BioHealing [***], exceed the [***] Mesh ([***] per box) set forth in the table below:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Ethicon shall pay Advanced BioHealing any rebate earned for a given period no later than [***] days after the end of the applicable period.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

If the Agreement is terminated for any reason prior the end of a rebate measurement period, Advanced BioHealing shall earn no rebates on purchases during the period in which the Agreement was terminated.

4. Bulk Orders. The Bulk Order limit under Paragraph 5(b) of the Agreement is [***] boxes of Mesh.

5. Term and Termination. Paragraph 7 is deleted in its entirety and replaced with the following:

This Agreement terminates on December 31, 2012. Either party may terminate this Agreement at any time upon at least six (6) months advanced written notice to the other party. This Agreement may also be extended for up to two (2) additional one-year periods upon mutual agreement of the parties.

6. Definitions. For purposes of the Agreement, the following terms have the following meanings:

“Net Purchases” means the [***] Mesh [***].

“[***]” means a [***]. Notwithstanding the foregoing, [***] does not include [***].

7. Effect of Amendment. This amendment is effective as of February 1, 2011 (the “Amendment Effective Date”). Except as modified by this amendment, the Agreement remains in effect. This amendment is to be construed as part of the Agreement.

8. Date of Amendment. This amendment is dated as of the date this amendment is signed by the second of the two parties to sign this amendment (as indicated by the dates written under each party’s signature to this amendment). This amendment will be void unless Advanced BioHealing returns this amendment bearing its signature to Ethicon by February 28, 2011.

ETHICON, INC.		ADVANCED BIOHEALING, INC.

By:	/s/ Claudio Vilas	By:	/s/ Kathy McGee
Name: Claudio Vilas		Name: Kathy McGee
Title: Director, Nat’l Accounts Distribution		Title: Senior Vice President, Operations

Date: 03/01/2011		Date: 02/24/2011